Exhibit 10.19

iPass Inc.
Management Bonus Structure
2005 Plan

			Lower		Target		Upper
2005 Financial Incentive Goals	Weight		Boundary		Plan		Boundary

Broadband and New Services Revenues	[*]	%	$	[*]	$	[*]	$	[*]
Total iPass Revenues	[*]	%	$	[*]	$	[*]	$	[*]
Non-GAAP Earnings Per Share	[*]	%	$	[*]	$	[*]	$	[*]
Contract MC	[*]	%	$	[*]	$	[*]	$	[*]

100.0%

2005 Participant Payout Schedule:

Officer		Officer	Annual	Quarterly	Quarterly	Q1	Incentive
Name		Title	Incentive	Incentive	Incentive @ 80%	Payout	Variance

Denman*	Kenneth D.	Chairman and CEO	$150,000	$37,500	$37,500
Charters	John	Chief Operating Officer	$100,000	$25,000	$20,000
Lal	Anurag	VP, Business Development	$100,000	$25,000	$20,000
McCauley	Donald C.	VP, Fin. & Admin. and CFO	$100,000	$25,000	$20,000
Posey	Bruce K.	VP, Gen. Counsel and Corp. Sec.	$80,000	$20,000	$16,000
Thuma	John P.	VP, Worldwide Sales	$100,000	$25,000	$20,000
Wachtler	Joel B.	VP, Prod. Mgmt. and Strategy	$65,000	$16,250	$13,000

					$146,500	$—	$—

2005 Methodology:
100% paid at Target level, 50% at Lower Boundary, 150% at Upper Boundary;
Straight line pro-rata calculation between levels;
Below Lower Boundary, no payment. Above Upper Boundary, straight-line additional payout;
Separate Targets set for each quarter (see attached); each quarter stands on its own.

* Mr. Denman has 100% of quarterly incentive tied to this management bonus plan. All others have 80% tied to this plan and 20% personal objectives.

[*] Indicates target levels with respect to specific quantitative or qualitative performance related-factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on iPass Inc., which have not been provided consistent with the treatment of similar information under Instruction 2 to Item 402(k) of Regulation S-K.

MANAGEMENT BONUS PROGRAM 2005

Financial Targets

	50%		100%		150%
	Lower		Company		Upper
	Boundary		Target		Boundary
1st Quarter 2005
Total iPass Revenues		[*]		[*]		[*]
Non-GAAP EPS	$	[*]	$	[*]	$	[*]
Contract MC		[*]		[*]		[*]
Broadband & New Services Revenue		[*]		[*]		[*]

2nd Quarter 2005
Total iPass Revenues		[*]		[*]		[*]
Non-GAAP EPS	$	[*]	$	[*]	$	[*]
Contract MC		[*]		[*]		[*]
Broadband & New Services Revenue		[*]		[*]		[*]

3rd Quarter 2005
Total iPass Revenues		[*]		[*]		[*]
Non-GAAP EPS	$	[*]	$	[*]	$	[*]
Contract MC		[*]		[*]		[*]
Broadband & New Services Revenue		[*]		[*]		[*]

4th Quarter 2005
Total iPass Revenues		[*]		[*]		[*]
Non-GAAP EPS	$	[*]	$	[*]	$	[*]
Contract MC		[*]		[*]		[*]
Broadband & New Services Revenue		[*]		[*]		[*]

Full Year 2005
Total iPass Revenues		[*]		[*]		[*]
Non-GAAP EPS		[*]		[*]		[*]
Contract MC		[*]		[*]		[*]
Broadband & New Services Revenue		[*]		[*]		[*]

Notes
Broadband revenues for the Lower and Upper Boundaries are based on a –[*]% and +[*]% adjustment to the target revenue. Revenues for the Lower and Upper Boundaries are based on a -[*]% and +[*]% adjustment to the target revenue

Non-GAAP EPS for the Lower and Upper Boundaries are based on a -$[*] and +$[*] adjustment, except for Q1 & Q2 where Lower Boundary set Contract MC for the Lower Boundary is based on quarterly average 2004 MC results and the Upper Boundary is based on Sales quota targets

New Services Revenue for the Lower and Upper Boundaries are based on a -[*]% and +[*]% adjustment from the Target.

[*] Indicates target levels with respect to specific quantitative or qualitative performance related-factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on iPass Inc., which have not been provided consistent with the treatment of similar information under Instruction 2 to Item 402(k) of Regulation S-K.